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                                                                EXHIBIT 99.1



FOR IMMEDIATE RELEASE
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           CHEVRONTEXACO CORPORATION ANNOUNCES COMPLETION OF MERGER


        SAN FRANCISCO, Oct. 9 -- Chevron Corp. and Texaco Inc. have announced that their merger has been completed following stockholder approvals of both companies earlier today. Upon completion of the merger, Chevron changed its name to ChevronTexaco Corporation.



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CONTACT:  Fred Gorell -- 415-894-4443